UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 29, 2016

Carmike Cinemas, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia	31901
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (706) 576-3400
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
On February 29, 2016, Carmike Cinemas, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended December 31, 2015 and for the year ended December 31, 2015. The press release contains information about the Company’s financial condition at December 31, 2015 and results of operations for the three months ended December 31, 2015 and year ended December 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Rider A

The information in this Item 2.02 of Form 8-K and the attached Exhibit 99.1 are furnished to the Securities and Exchange Commission (the “SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities and Exchange Act of 1934 as amended, or the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing filed under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit 99.1    Press release, dated February 29, 2016.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: February 29, 2016	By:	/s/Richard B. Hare
Richard B. Hare
Senior Vice President--
Finance, Treasurer and
Financial Officer

EXHIBIT INDEX

Exhibit
Number             Description
Exhibit 99.1         Press release, dated February 29, 2016.